UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2023
TATTOOED CHEF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6305 Alondra Boulevard
Paramount, California 90723
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (562) 602-0822
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 28, 2023, Tattooed Chef, Inc. (the “Company”) received notice from The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that the closing bid price of its common stock (the “Common Stock”) for the last 30 consecutive business days prior to the date of the notice failed to comply with the $1.00 per share minimum bid price required for continued listing on Nasdaq under Nasdaq Listing Rule 5550(a)(2). The notice has no immediate effect on the Common Stock listing or trading on Nasdaq.

Nasdaq indicated that the Company will be provided with a compliance period of 180 calendar days. The date by which the Company must gain compliance with the minimum bid price requirement is December 26, 2023 (the “Compliance Date”) pursuant to Nasdaq Listing Rule 5810(c)(3)(A). If at any time before the Compliance Date, the closing bid price of the Common Stock is at least $1.00 per share for a minimum of ten consecutive business days, Nasdaq will provide written notification that the Company has achieved compliance with the minimum bid requirement.

If the Company does not regain compliance by the Compliance Date, it may be eligible for an additional grace period, provided it meets the applicable market value of publicly held shares requirement for continued listing, and all other applicable Nasdaq standards for initial listing on the Nasdaq Capital Market, with the exception of bid price.

The Company intends to actively monitor the bid price for its common stock between now and the Compliance Date, and will consider available options to resolve the deficiency and regain compliance with Nasdaq's minimum bid price requirement, but has not yet determined to take any other action in response to the notice.

Item 8.01 Other Events.

On June 30, 2023, the Company issued a press release announcing, among other things, that the Company and certain of its direct and indirect subsidiaries intend to file a voluntary petition for a Chapter 11 bankruptcy in early July 2023 in order to implement a financial restructuring. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

	By:	/s/ Salvatore Galletti
	Name:	Salvatore Galletti
	Title:	Chief Executive Officer

Date: June 30, 2023
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